Exhibit 10(s)(iii)

Execution

THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Third Amendment to Revolving Credit Agreement (this “Amendment”) is entered into as of July 29, 2008 (the “Effective Date”) by and among Richardson Electronics, Ltd., a Delaware corporation, Richardson Electronics Limited, an English limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company, Richardson Electronics Pte Ltd, a company organized under the laws of Singapore, Richardson Electronics Pty Limited, a company organized under the laws of New South Wales, Australia, the lenders party hereto (each, a “Lender” and collectively, the “Lenders”) and JP Morgan Bank, N.A., a national banking association as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Revolving Credit Agreement dated as of July 27, 2007 (as amended or modified from time to time, the foregoing being referred to as the “Agreement”);

WHEREAS, the Borrowers, the Lenders and the Agent desire to amend the Agreement in certain respects on terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement.

2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) Section 1.1 of the Agreement is hereby amended to add a new definition of “Goodwill Impairment Charge” as follows and to delete in its entirety the definition of “Leverage Ratio” contained therein and to replace said definitions as follows:

“‘Goodwill Impairment Charge’” means a non-cash charge for the reduction in goodwill (within the meaning of Agreement Accounting Principles) of the US-Borrower presented in a certificate provided to the Administrative Agent by the Chief Financial Officer of the US-Borrower recognized solely in respect of the US-Borrower’s fiscal period ended May 31, 2008 and in an amount not in excess of $11,500,000.”

“‘Leverage Ratio’ means, as of any date of calculation, the quotient of (i) Senior Funded Debt outstanding on such date, over (ii) Adjusted EBITDA calculated for the US-Borrower and its consolidated Subsidiaries for the period of the trailing four consecutive fiscal quarters ending on or most recently ended prior to such date of determination; provided, that with respect to the fiscal quarter ended June 2, 2007, December 1, 2007, March 1, 2008 and May 31, 2008, there shall be added to Adjusted EBITDA the sum of relevant Identified Charges and any Goodwill Impairment Charge, which Goodwill Impairment Charge shall be recognized solely in respect of the US-Borrower’s fiscal period ended May 31, 2008.”

3. Effectiveness. This Amendment shall become effective when the Administrative Agent has received all of the following acknowledged to be satisfactory by the Administrative Agent:

(a) This Amendment, executed by the requisite signatories;

(b) A certificate, signed by the chief executive officer of Richardson Electronics, Ltd. substantially in the form of Exhibit I attached hereto and made a part hereof, stating that on the Effective Date (after giving effect to this Amendment) no Default or Unmatured Default has occurred and is continuing and further certifying that the representations and warranties contained in Article 5 of the Agreement are true and correct on and as of the Effective Date, together with a certification of the validity and accuracy of the Goodwill Impairment Charge;

(c) The representations and warranties contained in Section 4 of this Amendment shall be true and correct in all material respects; and

(d) Such other documents, instruments or approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) as the Administrative Agent may reasonably request.

4. Representations and Warranties. Each Borrower represents and warrants to the Lenders and the Administrative Agent (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Agreement) that:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected;

(b) No consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated thereby and the execution, delivery and performance of this Amendment and the transactions contemplated hereby will not violate the terms of any contract or agreement to which such Borrower is a party;

(c) The Agreement, as amended hereby, is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof;

(d) The most recent financial statements of each Borrower delivered to the Lenders are complete and accurate in all material respects and present fairly the financial condition of such Borrowers as of such date in accordance with generally accepted accounting principles. There has been no adverse material change in the condition of the business, properties, operations or condition, financial or otherwise, of any Borrower since the date of such financial statements which has or could reasonably be expected to have a Material Adverse Effect in respect of the US-Borrower or its Subsidiaries; and

(e) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred or exists under the Agreement as of the Effective Date hereof.

5. Acknowledgement and Reaffirmation; No Waiver. Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Agreement and the Agreement remains in full force and effect in accordance with its terms. Each Borrower and each Guarantor hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Administrative Agent prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Agreement.

6. Expenses. The Borrowers jointly and severally agree to pay and save the Lenders and Administrative Agent harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Baker & McKenzie LLP, counsel to the Administrative Agent and certain of the Lenders, in connection with the preparation and review of this Amendment and any related documents.

7. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

8. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

RICHARDSON ELECTRONICS, LTD.

/s/ Edward J. Richardson
By:	Edward J. Richardson
Title:	Chairman, CEO and President

RICHARDSON ELECTRONICS LIMITED

/s/ Thomas Harbrecht
By:	Thomas Harbrecht
Title:	Director

RICHARDSON ELECTRONICS BENELUX B.V.

/s/ Thomas Harbrecht
By:	Thomas Harbrecht
Title:	Managing Director A

RICHARDSON ELECTRONICS PTE LTD

/s/ Thomas Harbrecht
By:	Thomas Harbrecht
Title:	Director

RICHARDSON ELECTRONICS PTY LIMITED

/s/ Thomas Harbrecht
By:	Thomas Harbrecht
Title:	Director

40 W267 Keslinger Road
P.O. Box 393
LaFox, Illinois 60147-0393
Attention: Michelle Perricone
Tel: 630-208-2200
Fax: 630-208-2950

GUARANTOR

THE UNDERSIGNED, EACH A GUARANTOR OF THE OBLIGATIONS UNDER THE AGREEMENT, BEING FAMILIAR WITH THE TERMS OF THE FOREGOING AMENDMENT, HEREBY RATIFIES AND REAFFIRMS ALL SUCH OBLIGATIONS, IN EACH CASE AS SET FORTH IN THOSE CERTAIN GUARANTIES, DATED JULY 27, 2007

RICHARDSON ELECTRONICS, LTD.

/s/ Edward J. Richardson
By:	Edward J. Richardson
Title:	Chairman, CEO and President

RICHARDSON INTERNATIONAL, INC.

/s/ Edward J. Richardson
By:	Edward J. Richardson
Title:	President

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,

/s/ Michelle Otten
By:	Michelle Otten
Title:	Assistant Vice President

LENDERS:

JPMORGAN CHASE BANK, N.A.,

/s/ Michelle Otten
By:	Michelle Otten
Title:	Assistant Vice President

JP MORGAN EUROPE LIMITED

/s/ M J Hereidge
By:	M J Hereidge
Title:	Vice President

JP MORGAN CHASE BANK, N.A. London Branch, as Overdraft Lender

/s/ M J Hereidge
By:	M J Hereidge
Title:	Vice President

JPMORGAN CHASE BANK, N.A., through its Singapore Branch

/s/ Ruth Lee
By:	Ruth Lee
Title:	Vice President

EXHIBIT I

OFFICER’S CERTIFICATE

This Certificate is delivered to JPMorgan Chase Bank, N.A., as Administrative Agent by Richardson Electronics, Ltd., pursuant to that certain Revolving Credit Agreement, dated as of July 27, 2007 among the Borrowers named therein, the Lenders set forth on the signature pages thereto and the Administrative Agent identified therein (as amended or modified from time to time, the “Credit Agreement”). All capitalized terms used herein but not defined shall have the respective meanings ascribed thereto in the Credit Agreement. The undersigned, the duly appointed Chief Financial Officer of Richardson Electronics, Ltd., hereby certifies to the Administrative Agent and the Lenders that on the date hereof (i) no Default or Unmatured Default has occurred and is continuing, (ii) that all the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof, and (iii) the Goodwill Impairment Charge shall be recognized as a non-cash charge in accordance with Agreement Accounting Principles and shall be recognized solely in respect of the US-Borrower’s fiscal period ended May 31, 2008.

This Certificate is delivered as of July 29, 2008.

/s/ Kathleen Dvorak
By:	Kathleen Dvorak